                                                                   EXHIBIT 17(c)

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Michael R. Armellino hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Michael R. Armellino
  --------------------------------------------------
Michael R. Armellino

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Ashok N. Bakhru hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Ashok N. Bakhru
  ---------------------------------------------------
Ashok N. Bakhru

                              GOLDMAN SACHS TRUST

                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Paul C. Nagel, Jr., hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Paul C. Nagel, Jr.
  -----------------------------------------------------
Paul C. Nagel, Jr.

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Jackson W. Smart, Jr., hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Jackson W. Smart, Jr.
  -------------------------------------------------
Jackson W. Smart, Jr.

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.


DATED:  April 28, 1993



       Richard P. Strubel
  ----------------------------------------------------
Richard P. Strubel

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, William H. Springer, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       William H. Springer
  ----------------------------------------------------
William H. Springer

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Alan A. Shuch
  ----------------------------------------------------
Alan A. Shuch

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Robert P. Mayo, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Robert P. Mayo
  ----------------------------------------------------
Robert P. Mayo

                              GOLDMAN SACHS TRUST



                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Stephen H. Hopkins, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, John W. Mosior, Nancy
L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Stephen H. Hopkins
  --------------------------------------------------
Stephen H. Hopkins

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Scott M. Gilman, hereby constitutes and appoints Marcia L. Beck, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED: April 28, 1993



       Scott M. Gilman
  ---------------------------------------------------
Scott M. Gilman

                              GOLDMAN SACHS TRUST



                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Nancy L. Mucker hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Michael J. Richman and Pauline Taylor, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Nancy L. Mucker
  ---------------------------------------------------
Nancy L. Mucker

                              GOLDMAN SACHS TRUST



                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Pauline Taylor, hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker and Michael J. Richman, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Pauline Taylor
  -----------------------------------------------------
Pauline Taylor

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, John W. Mosior hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, Nancy L. Mucker, Michael J. Richman and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       John W. Mosior
  ---------------------------------------------------
John W. Mosior

                              GOLDMAN SACHS TRUST


                               POWER OF ATTORNEY
                               -----------------



Know All Men By These Presents, that the undersigned, Michael J. Richman hereby constitutes and appoints Marcia L. Beck, Scott M. Gilman, Stephen H. Hopkins, John W. Mosior, Nancy L. Mucker and Pauline Taylor, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.



DATED:  April 28, 1993



       Michael J. Richman
  --------------------------------------------------
Michael J. Richman